UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

ANTHEM, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-16751	35-2145715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Monument Circle

Indianapolis, IN 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (317) 488-6000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2017, the shareholders of Anthem, Inc. (the “Company”) approved the 2017 Anthem Incentive Compensation Plan (the “Plan”). The Plan is described in Proposal 6 in the Company’s definitive proxy statement for the 2017 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 31, 2017 (the “2017 Proxy Statement”), which description is incorporated herein by reference. The descriptions of the Plan contained herein and incorporated by reference from the 2017 Proxy Statement are qualified by reference to the full text of the Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 18, 2017, the shareholders of the Company approved a proposal to amend the Company’s Articles of Incorporation (the “Articles”) to provide the Company’s shareholders with the ability to amend the Company’s By-Laws, except for those provisions required by the Company’s license agreement with the Blue Cross and Blue Shield Association as described in Proposal 5 in the 2017 Proxy Statement. The amendments to the Articles of Incorporation were effective on May 18, 2017 by filing with the Indiana Secretary of State. A restatement of the Articles of Incorporation, which includes the amendments referred to above, is filed herewith as Exhibit 3.1 and incorporated herein by reference.

On May 18, 2017, the Board of Directors of the Company amended the Company’s By-Laws (as so amended, the “Bylaws”) to provide shareholders with the ability to amend the Bylaws as set forth in the Articles. The Bylaws were also amended to remove all references to the Executive Committee, which committee has been disbanded. The foregoing description is qualified by reference to the full text of the Bylaws, a copy of which is filed herewith as Exhibit 3.2 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on May 18, 2017. The shareholders of the Company voted as follows on the matters set forth below.

1.	Election of Directors. The following nominees for director were elected to serve three-year terms to expire at the annual meeting of shareholders in 2020 based on the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
R. Kerry Clark	213,444,541	5,680,761	573,768	14,847,463

Robert L. Dixon, Jr.	214,004,645	5,164,092	530,333	14,847,463

2.	Ratification of the appointment of Ernst & Young LLP. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017 was ratified based upon the following votes:

For	Against	Abstain
231,769,516	2,518,975	258,042

3.	Advisory vote on the Company’s executive compensation. Shareholders approved the advisory vote on the compensation of the Company’s Named Executive Officers based upon the following votes:

For	Against	Abstain	Broker Non-Votes
206,334,514	12,550,106	814,450	14,847,463

4.	Advisory vote on the frequency of shareholder votes on executive compensations. The majority of the shareholders voted for the “1 Year” frequency based upon the following votes:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
192,938,875	914,713	25,552,704	292,778	14,847,463

Based on these results, and consistent with the Board’s recommendation, the Board has determined that the Company will hold an advisory vote on executive compensation every year, until the next advisory vote on frequency.

5.	Approval of the amendments to the Articles of Incorporation. Shareholders approved the amendments to the Articles of Incorporation based upon the following votes:

For	Against	Abstain	Broker Non-Votes
219,198,317	231,327	269,426	14,847,463

6.	Approval of the 2017 Anthem Incentive Compensation Plan. Shareholders approved the 2017 Anthem Incentive Compensation Plan based upon the following votes:

For	Against	Abstain	Broker Non-Votes
199,604,210	19,684,786	410,074	14,847,463

Section 9 – Financial Statements and Exhibits.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Exhibit

3.1	Amended and Restated Articles of Incorporation of Anthem, Inc., as of May 18, 2017.

3.2	Bylaws of Anthem, Inc., as amended May 18, 2017.

10.1	2017 Anthem Incentive Compensation Plan, effective May 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2017

ANTHEM, INC.

By:	/s/ Kathleen S. Kiefer
Name:	Kathleen S. Kiefer
Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amended and Restated Articles of Incorporation of Anthem, Inc., as of May 18, 2017.

3.2	Bylaws of Anthem, Inc., as amended May 18, 2017.

10.1	2017 Anthem Incentive Compensation Plan, effective May 18, 2017.